UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2025

Starz Entertainment Corp.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
1647 Stewart Street
Santa Monica, California 90404
(Address of principal executive offices) (Zip Code)
(604) 648-6559
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, no par value per share	STRZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 9, 2025, the Board of Directors (the “Board”) of Starz Entertainment Corp., a corporation organized under the laws of the province of British Columbia, Canada (hereinafter the “Company”) amended and restated its Code of Business Conduct & Ethics (“Code”). The adoption of the Code by the Board did not result in any waiver with respect to any officer, director or employee of the Company from any provision of the Code as in effect prior to the Board’s action to adopt the Code. The Code was recommended for adoption by the Nominating and Corporate Governance Committee of the Board as part of its review of the Company’s governance policies following the completion of the separation transaction of Lions Gate Entertainment Corp in May 2025. The Code was adopted to, among other things, generally update for current governance, ethics, and compliance best practices; better align various Company policies, including the Code, by eliminating certain redundant or overlapping provisions and consolidating similar topics in the appropriate policy; and make other non-substantive administrative, stylistic and typographical changes.

The foregoing summary description of the changes contained in the Code is qualified in its entirety by reference to the Code, a copy of which is filed herewith and incorporated by reference herein. A copy of the Code is also available on the Company’s investor relations website.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

14.1	Starz Entertainment Corp.’s Code of Business Conduct & Ethics

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starz Entertainment Corp.

Date:	September 12, 2025	By:	/s/ Audrey Lee
Audrey Lee
EVP and General Counsel